Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# PO Box 43004, Providence RI 02940-3004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 00.1,000,000 Number of Shares 123456 DTC 12345678901234512345678 Certificate Numbers Num/No Denom. Total. 1234567890/1234567890 111 1234567890/1234567890 222 1234567890/1234567890 333 1234567890/1234567890 444 1234567890/1234567890 555 1234567890/1234567890 666 Total Transaction 7 COMMON STOCK PAR VALUE $0.0001 Certificate Number ZQ00000000 COMMON STOCK Shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** MAPLEBEAR INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT is the owner of SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP XXXXXX XX X THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Maplebear Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY EBEA FACSIMILE SIGNATURE TO COME L R I COUNTERSIGNED AND REGISTERED: P N A POR R A COMPUTERSHARE TRUST COMPANY, N.A. M CO TE C. Secretary TRANSFER AGENT AND REGISTRAR, 8/3/2012 DEL RE FACSIMILE SIGNATURE TO COME AWA By Assistant Secretary AUTHORIZED SIGNATURE